                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                       MID-STATE BANCSHARES
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              MID-STATE BANCSHARES

                            TO BE HELD MAY 18, 2000

                            ------------------------

TO THE SHAREHOLDERS OF MID-STATE BANCSHARES:

    NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders of Mid-State Bancshares ("Mid-State") will be held on Thursday, May 18, 2000, at 7:30 p.m., California Time, at the Rancho Santa Barbara Marriott Santa Ynez Valley, 555 McMurray Road, Buellton, California, (the "Meeting") for the following purposes, as set forth in the attached Proxy Statement:

    1. To consider and vote upon a proposal to elect four (4) persons to the Board of Directors of Mid-State to serve until the 2003 Annual Meeting of Shareholders and until their successors have been elected and have qualified.

    2. To approve an amendment to Mid-State's 1996 Stock Option Plan to increase the number of shares reserved for future stock options.

    3. To transact any other business which may properly come before the Meeting or any adjournments or postponements thereof.

    Only those shareholders of record at the close of business on April 14, 2000, are entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof (the "Record Date").

    Section 2.11 of the Mid-State bylaws provide for the nomination of directors as follows:

        "Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the Corporation by the later of the close of business 21 days prior to any meeting of shareholders called for the election of directors or 10 days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;
    (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

                                          By order of the Board of Directors

                                          /s/ Raymond E. Jones

                                          Raymond E. Jones
                                          SECRETARY

April 21, 2000

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MID-STATE MEETING IN PERSON. IF YOU DO ATTEND THE MID-STATE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THAT TIME. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

PLEASE INDICATE ON THE PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO WE CAN PROVIDE ADEQUATE ACCOMMODATIONS.

                                     [LOGO]

                              MID-STATE BANCSHARES

                                ----------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

    This Proxy Statement ("Proxy Statement") is being furnished to shareholders of Mid-State, in connection with the solicitation of proxies by the Board of Directors of Mid-State for use at the Annual Meeting of Shareholders of Mid-State (including any adjournments thereof) to be held on May 18, 2000 ("Meeting").

    This Proxy Statement relates to the election of four directors for the Board of Directors of Mid-State, to approve an amendment to Mid-State's 1996 Stock Option Plan to increase the number of shares reserved for future stock options, and any such other business as may properly come before the Meeting. This Proxy Statement is dated April 14, 2000, and is first being mailed to shareholders of Mid-State on or about April 21, 2000.

DATE, TIME AND PLACE

    The Meeting will be held on Thursday, May 18, 2000, at the Rancho Santa Barbara Marriott Santa Ynez Valley, 555 McMurray Road, Buellton, California, at 7:30 p.m., California Time, and any adjournment or adjournments thereof.

RECORD DATE

    The Board has fixed the close of business on April 14, 2000, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only holders of record of shares of Mid-State Bancshares Common Stock, no par value ("Mid-State Stock") at the close of business on the Record Date will be entitled to vote at the Mid-State Meeting and any adjournment thereof. As of Record Date, there were 11,300,433 shares of stock outstanding, held by approximately 3,550 shareholders of record.

PROXIES AND REVOCABILITY OF PROXIES

    A proxy card for voting at the Meeting is enclosed with this Proxy Statement. When a proxy card is returned, properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not attend the Meeting and does not return the signed proxy card, such holder's shares will not be voted and this will have the effect of a vote "AGAINST" the matters to be voted on at the Meeting. Shareholders are urged to mark the box on the proxy card to indicate how the shares represented by the proxy card are to be voted. If a shareholder returns a signed proxy card but does not indicate how his or her shares are to be voted, such shares will be voted "FOR" the election of the four directors named herein and "FOR" the amendment to the Stock Option Plan. The proxy card also confers discretionary authority on the individual appointed by the Board named on the proxy card to vote the shares represented thereby on any other matter that is properly presented for action at the Meeting. A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Meeting by delivering an instrument of revocation to the secretary of Mid-State, by duly executing and submitting a proxy card bearing a later date, or by appearing at the Meeting and voting in person. The mere presence at the Meeting of the person who has given a proxy will not revoke such proxy.

COSTS OF SOLICITATIONS OF PROXIES

    Mid-State will bear its own costs in connection with this solicitation. It is contemplated that proxies will be solicited principally through the mails, but directors, officers and regular employees of Mid-State may solicit proxies (for no additional compensation) by personal interview, telephone, telex, telegram, facsimile or similar means of communication. Although there is no formal agreement to do so, Mid-State may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals.

OUTSTANDING SECURITIES; QUORUM

    As of the Record Date, there were issued and outstanding 11,300,433 shares of Mid-State Stock. The presence, either in person or by properly executed proxies, of the holders of a majority of the outstanding shares of Mid-State Stock is necessary to constitute a quorum at the Meeting. Abstentions will be counted for purposes of establishing a quorum.

VOTE REQUIRED

    Shareholders are entitled to one vote at the Meeting for each share of Mid-State Stock held of record by them on the Record Date. The candidates receiving the highest number of affirmative votes up to the number of directors to be elected will be elected. Cumulative voting is not permitted under Mid-State's Articles of Incorporation.

    As of the Record Date, Mid-State knew of no person who owned more than five percent (5%) of the outstanding shares of Mid-State Stock. As of the Record Date, directors and executive officers(a) of Mid-State beneficially owned an aggregate of 614,882 shares of Mid-State Stock (including shares issuable upon exercise of stock options within 60 days of the Record Date), or approximately 5.44% of the outstanding shares of Mid-State Stock.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    Mid-State's Bylaw and implementing resolutions provide for Mid-State to have a total of eleven (11) directors. Mid-State has a "Classified" Board of Directors. A "Classified" Board means that the directors are divided into three classes with staggered terms. As a result, four persons will be elected at the Meeting to a term of three years. At subsequent annual meetings of the Mid-State's shareholders, a number of directors will be elected equal to the number of directors with terms expiring at that annual meeting. The directors so elected at these subsequent annual meetings will each be elected for a three year term.

    The four persons nominated for election are referenced in the following table. In the event that any of the nominees should be unable to serve as a director, it is intended that proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable.

    The following table sets forth certain information, as of March 31, 2000, with respect to the four persons nominated by the Board of Directors for election as directors and the seven continuing directors whose terms

------------------------

(a) Executive officers include the President and Chief Executive Officer, Executive Vice President and Chief Credit Officer, and Executive Vice President and Chief Financial Officer.

do not expire at the Meeting. Mid-State knows of no arrangements, including any pledge by any person of securities of Mid-State, the regulation of which may, at a subsequent date, result in a change in control of the Company. There are no arrangements or understandings by which any of the directors of Mid-State were selected. There are no family relationships between any of the directors or executive officers.

                                                                                                      COMMON STOCK BENEFICIALLY
                                                                                                       OWNED ON MARCH 31, 2000
                                                                            YEAR FIRST              -----------------------------
NAME, ADDRESS(1) AND                                                        ELECTED OR                               PERCENTAGE
RELATIONSHIP WITH THE             PRINCIPAL OCCUPATION FOR                  APPOINTED                  NUMBER        OF SHARES
COMPANY OF BENEFICIAL OWNER            PAST FIVE YEARS             AGE       DIRECTOR    TERM(2)    OF SHARES(3)   OUTSTANDING(4)
---------------------------   ---------------------------------  --------   ----------   --------   ------------   --------------
                                  THE FOLLOWING FOUR PERSONS HAVE BEEN NOMINATED FOR ELECTION:

Trudi Carey ................  Architect, Contractor,                 41        2000          I             --             --
  Director                    Real Estate Broker
                              The Carey Group, Inc.

H. Edward Heron ............  Vice President                         59        1996          I         24,023(5)         .21%
  Director                    Coldwell Banker

James W. Lokey .............  President/Chief Executive              52        2000          I          2,000            .02%
  Director, Mid-State         Officer, Mid-State Bank beginning
  Bancshares and              3/1/00 President, Downey Savings
  President/Chief Executive   in 1997 and 1998
  Officer, Mid-State Bank     Executive Vice President, Wells
                              Fargo Bank in 1996

Stephen P. Maguire .........  Investment Broker                      49        1999          I         23,993            .21%
  Director                    President, Maguire Investments,
                              Inc.

                               THE FOLLOWING SEVEN DIRECTORS' TERMS DO NOT EXPIRE AT THIS MEETING:

Gracia B. Bello ............  Registered Pharmacist                  70        1996         II          8,412(5)         .07%
  Director

A. J. Diani ................  Construction                           78        1977         II         89,588(5)         .79%
  Director

Daryl L. Flood .............  Executive Vice President/              65        1978         II        101,232(5)         .90%
  Director                    Credit Administration
                              Mid-State Bank (Retired)

Raymond E. Jones ...........  Executive Vice President/              71        1990        III         58,533(5)         .52%
  Director                    Chief Financial Officer
                              Mid-State Bank (Retired)

Gregory R. Morris ..........  Insurance Broker, Morris &             59        1987        III         52,370(6)         .46%
  Director                    Garritano Insurance

Carrol R. Pruett ...........  Chairman of the Board, Mid-State       62        1967        III        127,849(7)        1.13%
  Chairman of the             Bancshares and Mid-State Bank.
  Board/President/ Chief      President/Chief Executive Officer
  Executive Officer           of Mid-State Bank until 3/1/00

William L. Snelling ........  Business Manager, Consultant           68        1977        III         86,140(5)         .76%
  Director

Directors and Executive
  Officers as a group (13
  persons)..................                                                                          614,882(8)        5.44%

----------------------------------

(1) The address for all persons listed is c/o Mid-State Bancshares, 1026 Grand Avenue, Arroyo Grande, California 93420.

(2) I-Term expiring in 2003; II-Term expiring in 2001; and III-Term expiring in 2002.

(3) Except as otherwise noted, includes shares held by each person's spouse (except where legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.

(4) Includes shares of common stock subject to stock option exercisable within 60 days.

(5) Includes 2,000 shares of common stock subject to stock option exercisable within 60 days.

(6) Includes 32,720 shares held by Mr. Morris as Trustee for Morris & Garritano Profit Sharing Trust, as to which Mr. Morris has sole voting and investment power; and 2,000 shares of common stock subject to stock option exercisable within 60 days.

(7) Includes 12,046 shares of common stock subject to stock option exercisable within 60 days.

(8) Includes 40,742 shares of common stock owned by the executive officers and shares subject to stock option exercisable within 60 days.

    None of the Bank's directors of Mid-State is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of
Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

THE BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors has, among others, a standing Audit Committee of which Directors Morris (Chairman), Bello, Diani, Flood, Heron and Maguire are members. During the year ended December 31, 1999, the Audit Committee held a total of four (4) meetings. The purpose of the Audit Committee is to meet with the outside auditors in order to fulfill the legal and technical requirements necessary to adequately protect the directors, shareholders, employees and depositors of Mid-State. The Audit Committee also meets with Mid-State's internal auditor to review Mid-State's internal auditing program and supervises and reviews audits of Mid-State and its departments. In addition, it is the responsibility of the Audit Committee to recommend to the Board of Directors the selection of independent accountants and to make certain that the independent accountants have the necessary freedom and independence to properly examine all Mid-State records.

    Mid-State has a standing Nominating Committee of which Directors Pruett (Chairman), Clark, Hares and Morris are members. During the year ended
December 31, 1999, the Nominating Committee held a total of three (3) meetings. The Committee reviews information assembled for the purpose of selecting candidates for nomination to membership on the Board. Following appropriate investigations, it ascertains the willingness of selected candidates to serve and extends on behalf of the Board, invitations to become candidates. Its recommendations are presented to the Board at regularly scheduled meetings. The Committee will also consider, at its regularly scheduled meetings, those recommendations by shareholders which are submitted, along with biographical and business experience information to the Chief Executive Officer.

    The Board also has a standing Compensation Committee, of which Executive Vice President James G. Stathos, an ex-officio member, serves as Chairman, and Directors Diani, Flood, Jones, Morris and Pruett are members. The primary function of the Compensation Committee, which met twelve (12) times during 1999, is to establish proper compensation ranges for officers and employees, delegate certain authority to management regarding salary procedure, and determine salaries for Mid-State officers depending upon experience, performance and contribution to the success of Mid-State.

    During the fiscal year ended December 31, 1999, the Board of Directors of Mid-State held a total of thirteen (13) meetings. All of the persons who were directors during 1999, attended at least 75% of the aggregate of, 1) the total number of such meetings, and 2) the total number of meetings held by all committees of the Board on which such director served during 1999.

                      REPORT OF THE COMPENSATION COMMITTEE

    Mid-State applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of Mid-State result from the coordinated efforts of all individuals working toward common objectives. Mid-State strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

    Mid-State has had a long and successful history of using a simple total compensation program that consists of cash and equity-based compensation. Having a compensation program that allows Mid-State to successfully attract and retain key employees permits it to provide useful products and services to customers, enhance shareholder value, motivate innovation, foster teamwork, and adequately reward employees.

    The goals of the compensation program are to align compensation with business objectives and performance, and to enable Mid-State to attract and reward executive officers whose contributions are critical to the long-term success of Mid-State. Mid-State is committed to maintaining a pay program that helps attract and retain the best people in the industry. To ensure that pay is competitive, Mid-State regularly compares its pay practices with those of other leading independent banks and sets its pay parameters based on this review.

    Executive officers are rewarded based upon corporate performance, and individual performance. Mid-State performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as profitability, performance relative to competitors and achievement of corporate goals. Individual performance is evaluated by reviewing organizational and management development progress against set objectives and the degree to which teamwork and Mid-State values are fostered.

CEO COMPENSATION

    Carrol R. Pruett has been President and Chief Executive Officer of Mid-State since March 20, 1969. The Committee used the same compensation policy described above for all Executive Officers to determine Mr. Pruett's fiscal 1999 compensation.

    In setting Mr. Pruett's compensation, the Compensation Committee made an overall assessment of Mr. Pruett's leadership in achieving Mid-State's long-term strategic and business goals. Mr. Pruett's salary reflects a consideration of both competitive forces and Mid-State's performance. Mid-State does not assign specific weights to these categories.

                            COMPENSATION COMMITTEE:

James. G. Stathos, Chair           Daryl L. Flood
Raymond E. Jones                   Gregory Morris
Carrol R. Pruett                   A.J. Diani

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Carrol R. Pruett, the Chairman of the Board, President and Chief Executive Officer of Mid-State, and James G. Stathos, Executive Vice President of Mid-State, each served as a member of the Compensation Committee during 1999. Mr. Stathos also served as Chairman of the Committee. Neither Mr. Pruett nor Mr. Stathos participated in the discussion of their respective compensation or performance when such matters were addressed by the Committee.

EXECUTIVE COMPENSATION

    No person serving as an executive officer of Mid-State or its banking subsidiary received aggregate cash compensation of more than $100,000 during 1999, except Carrol R. Pruett, Chairman of the Board, President/Chief Executive Officer; Thomas E. Reese, Executive Vice President/Chief Credit Officer;
James G. Stathos, Executive Vice President/Chief Financial Officer; and Jeffrey DeVine, Vice President/ Corporate Banking Manager. The Board of Directors establishes the compensation awarded to the Executive Officers, and determines the salaries of those executive officers based upon their experience, performance, and contribution to the success of Mid-State. The following table sets forth the aggregate compensation for services in all capacities paid or accrued by Mid-State to each of these individuals.

                           SUMMARY COMPENSATION TABLE

                                  ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                         -------------------------------------   ---------------------------------------
                                                                                                 # OF
                                                                                 RESTRICTED     STOCK
NAME OF OFFICER AND                                              OTHER ANNUAL      STOCK       OPTIONS/       LT1P
PRINCIPAL POSITION         YEAR       SALARY          BONUS      COMPENSATION      AWARDS     SAR'S(10)      PAYOUTS
-------------------      --------   -----------     ----------   -------------   ----------   ----------   -----------
Carrol R. Pruett.......    1999     $317,500.00(12) $        0        $0             $0           $0       $      0.00
  Chairman of the          1998     $253,039.00(13) $        0        $0             $0           $0       $185,000.00
  Board, President, and    1997     $233,614.00(14) $        0        $0             $0           $0       $210,500.00
  Chief Executive
  Officer

Thomas E. Reese........    1999     $148,451.00(16) $        0        $0             $0           $0       $         0
  Executive Vice           1998     $136,243.00(17) $        0        $0             $0           $0       $         0
  President                1997     $126,336.00(18) $        0        $0             $0           $0       $         0

James G. Stathos.......    1999     $148,452.00(20) $        0        $0             $0           $0       $         0
  Executive Vice           1998     $133,938.00(21) $        0        $0             $0           $0       $         0
  President                1997     $126,336.00(22) $        0        $0             $0           $0       $         0

Jeffrey DeVine.........    1999     $ 92,991.50     $52,145.80        $0             $0           $0       $         0
  Vice President           1998     $ 91,020.00(24) $11,235.00        $0             $0           $0       $         0
                           1997     $ 85,757.70(24) $10,020.00        $0             $0           $0       $         0


                           ALL OTHER
NAME OF OFFICER AND      COMPENSATION
PRINCIPAL POSITION           (11)
-------------------      -------------
Carrol R. Pruett.......   $334,062.00(15)
  Chairman of the         $206,250.00
  Board, President, and   $  2,478.31
  Chief Executive
  Officer
Thomas E. Reese........   $213,571.33(19)
  Executive Vice          $104,540.00
  President               $  1,981.08
James G. Stathos.......   $205,323.22(23)
  Executive Vice          $158,789.00
  President               $104,540.00
Jeffrey DeVine.........   $    244.98
  Vice President          $      0.00
                          $      0.00

------------------------------

(10) Refer to "Aggregated Options/SAR Exercises Table" on Page 9 of this Proxy Statement.

(11) Includes Mid-State contributions to defined contribution plans (qualified and non-qualified, and whether or not vested.)

(12) Includes $10,000.00 accrued in 1999 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").

(13) Includes $9,500.00 accrued in 1998 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").

(14) Includes $9,500.00 accrued in 1997 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").

(15) Includes 1999 Deferred Compensation Contribution of $331,000.00.

(16) Includes $10,000.00 accrued in 1999 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").

(17) Includes $8,175.00 accrued in 1998 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").

(18) Includes $9,500.00 accrued in 1997 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").

(19) Includes 1999 Deferred Compensation Contribution of $207,490.00.

(20) Includes $10,000.00 accrued in 1999 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").

(21) Includes $8,156.00 accrued in 1998 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").

(22) Includes $7,580.16 accrued in 1997 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").

(23) Includes 1999 Deferred Compensation Contribution of $189,053.33.

(24) Paid by City Commerce Bank prior to merger.

STOCK OPTIONS

    Mid-State's 1996 Stock Option Plan (the "Stock Option Plan"), is intended to advance the interests of Mid-State by encouraging stock ownership on the part of key employees and non-employee directors. As of March 31, 2000, Mid-State had options outstanding to purchase a total of 728,877 shares of its Common Stock under the Stock Option Plan and 80,287 shares available for grant.

    The following table furnishes certain information regarding stock options outstanding and exercised under the Stock Option Plan for (a) Mr. Pruett,
(b) Mr. Reese, (c) Mr. Stathos, and (d) Mr. DeVine. Mr. Pruett was granted a stock option in 1999 for 50,000 shares at an exercise price of $35.87 per share. Mr. Reese and Mr. Stathos each received a stock option grant in 1999 for 25,000 shares each at an exercise price of $35.87 per share. Each option is a ten
(10) year option fully vested after five (5) years.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END
                                OPTION/SAR VALUE

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED
                             SHARES                    OPTIONS/SARS AT FY-END         VALUE OF IN-THE-MONEY
                           ACQUIRED ON     VALUE       OPTIONS/SARS AT FY-END          OPTIONS/SARS FY-END
NAME                        EXERCISE      REALIZED    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(25)
----                       -----------   ----------   -------------------------   -----------------------------
Carrol R. Pruett.........         0               0     12,046 Exercisable                 $213,971.75
                                                        64,698 Unexercisable               $  7,000.00

Thomas E. Reese..........         0               0      5,348 Exercisable                 $ 72,476.50
                                                        35,233 Unexercisable               $  7,000.00

James G. Stathos.........         0               0      5,348 Exercisable                 $ 72,476.50
                                                        35,233 Unexercisable               $  7,000.00

Jeffrey DeVine...........     5,048      $56,761.59          0 Exercisable                 $       .00
                                                             0 Unexercisable               $       .00

PROFIT SHARING/401(k) PLAN

    In 1963, the Board of Directors of Mid-State Bank entered into a Profit Sharing Retirement Plan and Trust under a group program offered through the California Bankers Association. The Plan covers substantially all of Mid-State employees, and was amended in 1985 to be a combination qualified Profit Sharing Plan (the "Profit Sharing Plan") and Savings and Retirement Plan designed to comply with Internal Revenue Code Section 401(k) (the "401(k) Plan"). Under the Profit Sharing Plan, the Board of Directors, in its discretion, decides how much money, if any, will be contributed by Mid-State to the Profit Sharing Plan depending on the amount of Mid-State's profits for the year. Employees are not permitted to contribute to the Profit Sharing Plan. Effective January 1, 1989, once an employee has been in service with Mid-State three (3) full years, his interest begins to vest at a rate of twenty percent (20%) per year for each year of service up to seven (7) years, at which point his interest is fully vested. The maximum amount which can be contributed by Mid-State to the Profit Sharing Plan is equal to fifteen percent (15%) of the base salary paid to participating employees of Mid-State. No amounts are accrued or set aside for the account of non-employee directors. Mid-State contributed approximately $1,396,000.00 to the Profit Sharing Plan for the year ending December 31, 1999. The amounts allocated to individual principal officers in previous years are set forth in the Cash Compensation Table above (see "Executive Compensation" above).

------------------------

(25) Unexercisable stock options represent those options granted, but not yet fully vested. Exercisable stock options represent the fully vested portion. Stock options vest at the rate of 20% per year from date of grant. Value of options determined by multiplying number of shares by the difference between the closing price on December 31, 1999 of $31.875 per share, and the respective exercise price per share.

    Under the 401(k) Plan, each covered employee can make voluntary contributions to his or her account in an amount up to ten percent (10%) of his or her base salary; such contributions vest immediately when made. Mid-State makes a contribution to the employee's account in an amount equal to fifty percent (50%) of the employee's contributions, up to a maximum of six percent (6%) of the employee's salary. Mid-State's contributions to the employee's account vest at the rate of twenty percent (20%) per year, beginning after the third full year of service. For the year ended December 31, 1999, Mid-State contributed approximately $418,000.00 to the 401(k) Plan.

DEFERRED COMPENSATION PLAN

    The Board of Directors also adopted a Deferred Compensation Plan in 1983, which was amended in July 1996, in order to provide performance-oriented deferred compensation for Mid-State's senior management including its executive officers. Pursuant to the Deferred Compensation Plan, the Board of Directors sets aside a specified amount for contribution to the Plan, representing between two percent (2%) and four percent (4%) of Mid-State's net profits, depending upon Mid-State's return on equity for the previous year. A committee appointed by the Board of Directors allocates the amount contributed to the Plan among the accounts of the participants in such proportions as the Committee shall determine from time to time. Contributions pursuant to the Deferred Compensation Plan become vested at the rate of ten percent (10%) per year for each full year of service up to ten (10) years. The funds credited to the account of each participant accrue interest at an annual rate of return equal to ninety percent (90%) of Mid-State's prime rate, with such interest adjusted and credited to each account quarterly. Payment of vested amounts may be made either upon retirement or after the fifth year of participation in the Plan, in certain specified installments, at the election of the participant. For the year ended December 31, 1999, Mid-State made a contribution of $662,000.00 to the Deferred Compensation Plan for the benefit of executive officers.

CHANGE IN CONTROL AGREEMENTS

    Mid-State entered into "change in control" agreements with Messrs. Pruett, Reese and Stathos as of November 12, 1997. Each agreement provides that, if a person who has acquired control of Mid-State terminates the officer within 24 months after such change in control other than for cause, disability or retirement (as such terms are defined in the agreement) or if, within 24 months of such a change in control, the officer terminates the agreement for good reason (as defined in the agreement), the officer will receive (i) a lump sum severance payment equal to two times his annual salary and bonus (provided that in no event shall such amount exceed 2.99 times such officer's "annualized includible compensation for the base period" (as defined in the Internal Revenue
Code)) and (ii) continued benefits under all insured and self-insured employee welfare benefit plans for a period ending on the earliest of (A) three
(3) years, (B) the commencement date of equivalent benefits from a new employer or (C) the officer's normal retirement date under the terms of such plans. In general, a "change in control" includes a change in the majority of directors as a result of an election contest, an acquisition of 25% of the outstanding shares, a merger, consolidation, sale of substantially all the assets, a change in the majority of directors over a two (2) year period as well as any other transfer, voluntarily or by hostile takeover or proxy contest, operation of law or otherwise, of control of Mid-State.

OTHER COMPENSATION

    Mid-State has provided and plans to continue to provide its principal officers with automobiles, which are not available to all employees of Mid-State. It is impracticable to estimate the percentage of the total costs of these benefits attributable to personal use. No amount is stated for the foregoing, since management has concluded that the amount of any personal benefits to any principal officer and to the principal officers as a group is LESS than the lesser of $25,000.00 per person or ten percent (10%) of the compensation reported under "Cash Compensation" for each such person and for the group.

COMPENSATION OF DIRECTORS

    Non-officer directors received $1,500.00 per month for their service as directors and attendance at Board meetings. Loan Committee and Audit Committee members received $200.00 per meeting, for attendance at such Committee meetings. Compensation Committee members received $100.00 per meeting, for attendance at such Committee meetings. The total amount of fees paid to directors for attendance at Board and Committee meetings during 1999 was $208,300.00. During 1998, each director received a stock option grant under the 1996 Stock Option Plan to purchase 10,000 shares of Mid-State Stock. The options were granted at an exercise price of $31.00 per share, fully vested in five (5) years, and are exercisable for ten (10) years.

PERFORMANCE GRAPH

    The following table and graph display five (5) year comparative total return performance information for Mid-State Stock, the Standard and Poors 500 Index (S&P 500), NASDAQ Bank Index, and a proxy for Southern California banks published by SNL Securities (Southern California Proxy). The information is prepared assuming $100.00 is invested in each of the four (4) potential investments, five (5) years ago. The performance information takes into account dividends paid and the price appreciation or depreciation of the stock(s). It should be noted that historical performance information is no guarantee of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MID-STATE BANCSHARES       12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
TOTAL RETURN PERFORMANCE
INDEX VALUE
Mid-State Bancshares         100.00    107.39    146.77    286.09    299.56    346.84
S&P 500                      100.00    137.58    169.03    225.44    289.79    350.78
NASDAQ Bank Index*           100.00    149.00    196.73    329.39    327.11    314.42
Southern California Proxy    100.00    126.83    191.46    366.10    332.04    329.18

------------------------

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 1999.

Used with permission. All rights reserved. crsp.com.

CERTAIN TRANSACTIONS

    Some of the current directors and executive officers of Mid-State and the companies with which they are associated have been customers of, and have had banking transactions with Mid-State, in the ordinary course of Mid-State's business, and Mid-State expects to continue to have such banking transactions in the future. All loans and commitments to lend included in such transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons of similar creditworthiness, and in the opinion of management of Mid-State, have not involved more than the normal risk of repayment or presented any other unfavorable features.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires Mid-State's directors, executive officers and ten percent (10%) or more shareholders of Mid-State's equity securities to file with the SEC initial reports of ownership and reports of changes of ownership of Mid-State's equity securities. Officers, directors and ten percent (10%) or more shareholders are required by SEC regulations to furnish Mid-State with copies of all Section 16(a) forms they file. To Mid-State's knowledge, based solely on review of the copies of such reports furnished to Mid-State and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent (10%) or more of Mid-State's equity securities appear to have been met.

                                 PROPOSAL NO. 2
                         AMENDMENT OF STOCK OPTION PLAN

INTRODUCTION

    Mid-State's 1996 Stock Option Plan, as amended to date, (the "1996 Plan")(26) presently provides for the issuance of up to 892,542 shares of Mid-State Stock upon the exercise of option granted under the 1996 Plan. At March 15, 2000, Mid-State had options outstanding pursuant to the 1996 Plan to purchase a total of 728,877 shares, options for 81,778 shares have been exercised, and only 81,887 shares available for future grants. A description of options granted to and exercised by Mid-State's executive officers and directors during 1999 is included here in "ELECTION OF DIRECTORS OF MID-STATE."

    Shareholders are being asked to approve an amendment to the 1996 Plan to increase the maximum number of shares of Mid-State Stock, which are reserved under the 1996 Plan, in the aggregate, from 892,542 shares to 1,500,000 shares.

    Mid-State's Board of Directors believes it is advisable for the shareholders to approve the proposed amendment to the 1996 Plan in order to have options available to encourage eligible participants to remain with Mid-State and to attract new, qualified officers, key employees and directors in today's competitive market. If the proposed amendment to the 1996 Plan is approved, the total shares available pursuant to the 1996 Plan would be approximately 13.27% of the total shares outstanding at March 15, 2000.

SUMMARY OF 1996 PLAN

    The following is a summary of the 1996 Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the 1996 Plan, which is available for inspection at the Administrative Office of Mid-State.

------------------------

(26) The 1996 Plan was originally adopted by the Board of Directors and shareholders of BSM Bancorp, which was the bank holding company for Bank of Santa Maria. When Mid-State Bank acquired Bank of Santa Maria in 1998, the holding company structure was preserved; the company was renamed Mid- State Bancshares and the 1996 Plan continued.

PURPOSE OF THE 1996 PLAN

    The Board of Directors and shareholders adopted and approved the 1996 Plan to provide that employees and officers ("Employees"), employee directors ("Employee Directors"), non-employee directors ("Non-Employee Directors") and consultants ("Consultants") (collectively "Participants") will be eligible to receive options to purchase shares of Mid-State Stock.

    The purpose of the 1996 Plan is to strengthen Mid-State by providing to Participants added incentive for high performance and to encourage stock ownership in Mid-State. The 1996 Plan seeks to accomplish these goals by a means whereby such Participants may be given an opportunity to purchase, by way of option, Mid-State Stock. The 1996 Plan is also intended to enable Mid-State to compete effectively for and retain the services of such persons and to provide incentives for such persons to exert maximum efforts for the success of Mid-State.

    Mid-State intends that the options issued under the 1996 Plan shall, in the discretion of the Committee which administers the 1996 Plan, be either incentive stock options ("Incentive Stock Options") as that term is used in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor thereto, or options which do not qualify as incentive stock options ("Non-Qualified Stock Options").

ADMINISTRATION

    A Committee, appointed by the Board of Directors and composed of not less than three nor more than five persons at least two of whom must be directors, administers the 1996 Plan (the "Committee"). The Committee has full power and authority in its discretion to take any and all action required or permitted to be taken under the 1996 Plan, including the selection of Participants to whom stock options may be granted, the determination of the number of shares which may be covered by stock options, the purchase price, and other terms and conditions thereof. Regardless of whether a Committee is selected, the Board of Directors of Mid-State may act as the Committee and any action taken by said Board as such shall be deemed to be taken by the Committee.

SHARES RESERVED

    There are currently 810,764 shares of Mid-State Stock reserved for issuance upon exercise of options granted under the 1996 Plan. The proposed amendment to the 1996 Plan would increase the number of shares reserved under the 1996 Plan to 1,500,000 shares. If any option granted under the 1996 Plan shall for any reason expire, be canceled or otherwise terminate without having been exercised in full, the shares not purchased under such option shall again become available for the 1996 Plan.

ELIGIBILITY

    All Employees, Employee Directors, Non-Employee Directors and Consultants are eligible to participate in the 1996 Plan and Employees and Employee Directors are eligible to receive Incentive and Non-Qualified Stock Options. Non-Employee Directors and Consultants are only eligible to receive Non-Qualified Stock Options. Mid-State may issue Incentive Stock Options provided that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000. Should it be determined that any Incentive Stock Option granted pursuant to the 1996 Plan exceeds such maximum, such Incentive Stock Option shall be considered to be a Non-Qualified Stock Option and not qualify for treatment as an Incentive Stock Option under Section 422A of the Code to the extent, but only to the extent, of such excess.

OPTION PRICE

    The exercise price of each option shall be determined by the Committee and shall not be less than the fair market value of the stock subject to the option on the date the option is granted; provided, however, that the purchase price of the stock subject to an Incentive Stock Option may not be less than 110% of such fair market value where the optionee owns (or is deemed to own pursuant to the Code) shares of stock representing more than 10% of total combined voting power of all classes of stock of Mid-State. The purchase price of Mid-State Stock acquired pursuant to an option may be paid, subject to certain approval by the Committee, (i) in cash, (ii) with other shares of Mid-State Stock, (iii) on a deferred basis through a loan arrangement, or (iv) by surrender of a portion of the option.

ADJUSTMENTS UPON CHANGES IN COMMON STOCK

    If the outstanding shares of the Mid-State Stock are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of Mid-State without receipt of consideration by Mid-State, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share subject to the option adjustments being made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the 1996 Plan on account of any such adjustment.

EXPIRATION, TERMINATION AND TRANSFER OF OPTIONS

    No option under the 1996 Plan may extend more than ten (10) years from the date of grant. Notwithstanding the foregoing, any Incentive Stock Option granted to an optionee who owns (or is deemed to own pursuant to the Code) shares of stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of Mid-State or any of its affiliates shall expire not later than five (5) years from the date of grant.

    Except in the event of termination of employment due to death, disability or termination for cause, options will terminate three months after an Employee or Employee Director optionee ceases to be employed by Mid-State or its subsidiaries unless the options by their terms were scheduled to terminate earlier. If such termination was due to such optionee's disability (as defined in the 1996 Plan), or such optionee's death, the option, by its terms, may be exercisable for one year after such termination of employment or cessation of directorship unless the option by its terms was scheduled to terminate earlier. In the event of disability or death, such options shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date of death or disability. If an optionee's employment is terminated for a violation of the Standards of Conduct, the option terminates immediately subject to reinstatement by the Committee in its sole discretion. An option by its terms may only be transferred by will or by laws of descent and distribution upon the death of the optionee, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

TERMINATION AND AMENDMENT OF THE 1996 PLAN

    The 1996 Plan and the options granted thereunder will terminate upon the occurrence of a terminating event, including, but not limited to, liquidation, reorganization, merger or consolidation of Mid-State with another company in which Mid-State is not the surviving entity, or a sale of substantially all the assets of Mid-State to another person, or the acquisition of stock representing more than 50% of the voting power of Mid-State then outstanding by another person or company (a "Terminating Event") unless provision is made in connection with such transaction for assumption of options theretofore granted, or substitution for such options with new options covering stock of a successor employer, solely in the discretion of such successor, with appropriate adjustment as to the number and kind of shares and prices. The Committee shall notify each optionee of the pendency of a Terminating Event. Upon the delivery of such notice, any option outstanding shall, notwithstanding any vesting schedule contained in an option agreement, become fully exercisable within the time period established by the Committee.

    The Board of Directors may also suspend or terminate the 1996 Plan at any time. Unless sooner terminated, the 1996 Plan shall terminate ten (10) years from the effective date of the 1996 Plan--November 12, 2006. No options may be granted under the 1996 Plan while it is suspended or after it is terminated. Rights and obligations under any option granted pursuant to the 1996 Plan while it is in effect shall not be altered or impaired by suspension or termination of the 1996 Plan, other than pursuant to the terms thereof, except with the consent of the person to whom the stock option was granted.

    The 1996 Plan may be amended by the Board of Directors at any time, and from time to time. However, except as otherwise provided in the 1996 Plan relating to adjustments upon changes in stock (e.g., stock splits or stock dividends), no amendment shall be effective unless approved by the affirmative vote of a majority of the outstanding shares of Mid-State Stock present and voting, if the amendment will, among other things; (a) materially increase the number of shares reserved for options under the 1996 Plan; (b) materially modify the requirements as to eligibility for participation in the 1996 Plan; (c) increase or decrease the exercise price of any option granted under the 1996 Plan; or (d) increase the maximum term of options provided for in the Plan.

FEDERAL INCOME TAX CONSEQUENCES

    Generally under present law, when an option qualifies as an Incentive Stock Option under Section 422A of the Code: (a) an Employee will not realize taxable income either upon the grant or the exercise of the option, (b) any gain or loss upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss, and (c) no deduction will be allowed to Mid-State for federal income tax purposes in connection with the grant or exercise of an Incentive Stock Option or a qualifying disposition of the shares. A disposition by an Employee of stock acquired upon exercise of an Incentive Stock Option will constitute a qualifying disposition if it occurs more than two years after the grant of the option, and one-year after the transfer of the shares to the Employee. If such stock is disposed of by the Employee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the Employee, in general, will recognize ordinary income equal to the lesser of (a) the aggregate fair market value of the shares as of the date of exercise less the option price, or (b) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute compensation to the Employee.

    Upon the exercise of an Incentive Stock Option, the difference between the fair market value of stock on the date of exercise and the option price generally is treated as a "tax preference" item in that taxable year for alternative minimum tax purposes, as are a number of other items specified by the Code. Such tax preference items (with adjustments) form the basis for the alternative minimum tax, which may apply depending on the amount of the computed "regular tax" of the Employee for that year. Under certain circumstances the amount of alternative minimum tax is allowed as a carry forward credit against regular tax liability in subsequent years.

    In the case of stock options which do not qualify as an Incentive Stock Option (Non-Qualified Stock Options), no income generally is recognized by the optionee at the time of the grant of the option. Under present law, the optionee generally will recognize ordinary income at the time the Non-Qualified Stock Option is exercised equal to the aggregate fair market value of the shares acquired less the option price.

Notwithstanding the foregoing, if the shares received upon exercising a Non-Qualified Stock Option are subject to certain restrictions, the taxable event is postponed until the restrictions lapse.

    Shares acquired upon exercise of Non-Qualified Stock Option will have a tax basis equal to their market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss provided the shares are held by the optionee for more than one year prior to disposition.

    Mid-State generally will be entitled to a deduction equal to the ordinary income recognized by the optionee in the case of a disqualifying disposition of an Incentive Stock Option or in connection with the exercise of a Non-Qualified Stock Option.

    APPROVAL OF THE AMENDMENT TO THE 1996 PLAN REQUIRES THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF MID-STATE'S COMMON STOCK.

    THE BOARD OF DIRECTORS OF MID-STATE RECOMMENDS A VOTE OF "FOR" THIS
PROPOSAL.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Mid-State has not yet selected its independent public accountants for the fiscal year ending December 31, 2000, but intends to do so later this year. Arthur Andersen, LLP audited Mid-State's financial statements for the year ended December 31, 1999, and have been Mid-State's accountants since 1979. It is anticipated that a representative of Arthur Andersen, LLP will be present at the Mid-State Meeting and will be available to respond to appropriate questions from shareholders. All professional services rendered by Arthur Andersen LLP during 1999 were furnished at customary rates and terms.

                           PROPOSALS OF SHAREHOLDERS

    Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for Mid-State's 2001 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 22, 2000 in a form that complies with applicable regulations.pqs]

                                 OTHER MATTERS

    Mid-State does not know of any other matters than that described in this Proxy Statement which will be presented for consideration at the Meeting. If any other matter properly comes before the respective meetings or any and all adjournments or postponements thereof, the proxy holders named on the accompanying proxies will vote the shares requested by such proxies in accordance with their best judgement and as in accordance with said proxies.

                                                MID-STATE BANCSHARES

Arroyo Grande, California                       /s/ RAYMOND E. JONES
April 14, 2000                                  -------------------------------------------
                                                By: Raymond E. Jones
                                                   SECRETARY

1. ELECTION OF DIRECTORS. To elect the following four (4) persons to the Board of Directors of Mid-State to serve for a three (3) year term and until their successors are elected and have qualified:

      Trudi Carey    H. Edward Heron     James W. Lokey      Stephen P. Maguire

     A SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.

2.   AMEND 1996 STOCK OPTION PLAN. To approve an amendment to Mid-
     State's 1996 Stock Option Plan to increase the number of shares reserved for future stock options.


3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

                                                          Please mark
                                                          your votes as    /X/
                                                          indicated in
                                                          this example


                  FOR all nominees listed                WITHHOLD AUTHORITY
                  (except as marked                      to vote for all nomiees
                  to the contrary)                       listed
                      / /                                           / /

                      FOR                  AGAINST                ABSTAIN
                      / /                    / /                    / /


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
     PROPOSALS.

     THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORD ANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS. IF NO INSTRUCTION IS SPECIFIED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED ON THIS PROXY. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE ANNUAL MEETING, THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS WHO WILL MAKE ANY SUCH DETERMINATION IN THEIR SOLE DISCRETION.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO USE.

     The undersigned hereby acknowledges receipt of the Notice of Meeting, Proxy Statement and Annual Report that accompanies this proxy and ratifies all lawful actions taken by the above-named proxies.

SIGNATURE(S) ________________________  DATE____________  Number of Shares ______
             ________________________      ____________  I (We) will

[  ] will not [  ] attend the Annual Meeting in Person

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

--------------------------------------------------------------------------------
                        - FOLD AND DETACH HERE -

                     REVOCABLE PROXY - MID-STATE BANCSHARES
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 18, 2000

         The undersigned shareholder(s) of Mid-State Bancshares ("Mid-State") hereby appoints, constitutes and nominates Carrol R. Pruett, Raymond E. Jones and James G. Stathos, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of Mid-State which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Rancho Santa Barbara Marriott Santa Ynez Valley, 555 McMurray Road, Buellton, California on May 18, 2000 at 7:30 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally thereat, as follows:

--------------------------------------------------------------------------------
                        - FOLD AND DETACH HERE -